UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (D)
of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported):
January 11, 2008
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USANA HEALTH SCIENCES, INC.
(Exact name of registrant as specified in its charter)
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Utah	(Commission File Number) 0-21116	87-0500306
(State or other jurisdiction of incorporation)		(IRS Employer Identification No.)
3838 West Parkway Boulevard Salt Lake City, Utah 84120
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 954-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On January 11, 2008, USANA Health Sciences, Inc. issued a press release announcing that it has received a letter from the Securities & Exchange Commission stating that it has completed the informal inquiry regarding the company and is not recommending any enforcement action be taken. A copy of the press release is furnished herewith as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by this reference. The Company will also post this document on its corporate website, www.usanahealthsciences.com, under the "investors" link.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99	Press release issued by USANA Health Sciences, Inc. dated January 11, 2008 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USANA HEALTH SCIENCES, INC.

		By:	/s/ Gilbert A. Fuller
Gilbert A. Fuller, Chief Financial Officer

Date:	January 11, 2008

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